Reverse Recapitalization	9 Months Ended
Sep. 30, 2021
Reverse Recapitalization [Abstract]
REVERSE RECAPITALIZATION

3. REVERSE RECAPITALIZATION

On July 23, 2021, Tuscan merged with Microvast, Inc., with Microvast, Inc. surviving the merger. As a result of the Merger, Tuscan was renamed “Microvast Holdings, Inc.” On the Closing Date, pursuant to the terms of the Merger Agreement, the Framework Agreement[1] and subscription agreements entered into with the holders of an aggregate of $57.5 million outstanding convertible notes issued by Microvast (the “Bridge Notes,” refer to Note 11) and the investors in the PIPE Financing:

•        The Company issued 209,999,991 shares of Common Stock of the Company (“Common Stock”) to the former owners of Microvast, Inc. pursuant to the Merger Agreement, which number is inclusive of the shares being issued to the CL Investors and MPS minority investors pursuant to the Framework Agreement;

•        The Company issued 6,736,106 shares of Common Stock to the holders of the Bridge Notes;

•        The Company issued 48,250,000 shares of Common Stock to the PIPE investors for a purchase price of $10.00 per share and an aggregate purchase price of $482.5 million;

•        The Company issued 150,000 private placement units to Tuscan Holdings Acquisition LLC (the “Sponsor”) upon conversion of notes payable by the Company in the amount of $1.5 million; such private placement units consist of (i) 150,000 shares of Common Stock and (ii) warrants to purchase 150,000 shares of Common Stock at an exercise price of $11.50 per share; and

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1        In connection with the Merger Agreement, Tuscan, Microvast Power System (Huzhou) Co., Ltd., a majority owned subsidiary of Microvast, Inc. (“MPS”), certain MPS convertible loan investors (the “CL Investors”, refer to Note 11), some MPS minority investors, and certain other parties entered into a framework agreement (the “Framework Agreement”), pursuant to which, (1) the CL Investors waived their convertible loans issued on November 2, 2018, by MPS, in exchange for 6,719,845 shares of Common Stock of the Company and (2) the MPS minority investors waived their rights in MPS’s equity in exchange for 17,253,182 shares of Common Stock of the Company (refer to Note 14).

Pursuant to the Merger Agreement, the former owners of Microvast (“Microvast Holders”) and the MPS minority investors will have the ability to earn, in the aggregate, an additional 19,999,988 shares of Common Stock (“Earn-Out Shares”) if the daily volume weighted average price of the Common Stock is greater than or equal to $18.00 for any 20 trading days within a 30 trading day period (or a change of control of the Company occurs that results in the holders of Common Stock receiving a per share price equal to or in excess of $18.00), during the period commencing on the Closing Date and ending on the third anniversary of the Closing Date. In accordance with ASC 815-40, the Earn-Out Shares were indexed to the Common Stock and were classified as equity.

Each of the options to purchase Microvast, Inc.’s common stock that was outstanding before the Merger was converted into options to acquire Common Stock by computing the number of shares and converting the exercise price based on the exchange ratio of 160.3 (the “Common Exchange Ratio”). Refer to Note 17.

Each capped non-vested share unit of Microvast, Inc. that was outstanding before the Merger was converted into a non-vested share unit of the Company by computing the number of shares and converting the capped price based on the Common Exchange Ratio. Refer to Note 17.

As of the Closing Date and following the completion of the Merger, the ownership interests of the Company’s stockholders were as follows:

Shares
Existing Microvast Equity Holders(a)	209,999,991
Existing Microvast Convertible Noteholders	6,736,106
Tuscan public stockholders	27,493,140
Sponsor Group(b)(c)	7,608,589
EarlyBirdCapital	428,411
PIPE investors immediately after Merger	48,250,000
Common Stock	300,516,237

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(a)      Excludes the Earn-Out Shares, but is inclusive of the shares being issued pursuant to the Framework Agreement to the CL Investors and MPS minority investors.

(b)      The Sponsor Group includes Common Stock owned by the Sponsor, Stefan M. Selig, Richard O. Rieger and Amy Butte.

(c)      Includes 1,687,500 shares that may be subject to cancellation in accordance with the amended escrow agreement.

The Merger is accounted for as a reverse recapitalization under U.S. GAAP. This determination is primarily based on (1) Microvast, Inc.’s stockholders comprising a relative majority of the voting power of the Company and having the ability to nominate the members of the Board, (2) Microvast, Inc.’s operations prior to the acquisition comprising the only ongoing operations of the Company, and (3) Microvast, Inc.’s senior management comprising a majority of the senior management of the Company. Under this method of accounting, Tuscan is treated as the “acquired” company for financial reporting purposes. Accordingly, the financial statements of the Company represent a continuation of the financial statements of Microvast, Inc. with the Merger being treated as the equivalent of Microvast, Inc. issuing stock for the net assets of Tuscan, accompanied by a recapitalization. The net assets of Tuscan are stated at historical costs, with no goodwill or other intangible assets recorded and are consolidated with Microvast, Inc.’s financial statements on the Closing Date. Operations prior to the Merger are presented as those of Microvast, Inc. The shares and net loss per share available to holders of the Company’s Common Stock, prior to the Merger, have been retroactively restated as shares reflecting the Common Exchange Ratio established in the Merger Agreement.

In connection with the Merger, the Company raised approximately $708.4 million of proceeds including the contribution of $281.7 million of cash held in Tuscan’s trust account from its initial public offering, net of redemptions of Tuscan public stockholders of $0.9 million, and $482.5 million of cash in connection with the PIPE financing. The total transaction costs was $58.3 million, consisting of banking, legal, and other professional fees, among which $42.8 million was recorded as a reduction to additional paid-in-capital and the remaining $15.5 million was recorded as expense by Tuscan immediately prior to the merger.

In connection with the Merger, the Sponsor and related parties entered into the amended escrow agreement, pursuant to which 1,687,500 shares owned by the Sponsor Group (“Escrow Shares”) are subject to cancellation on conditions that: (i) 50% of 1,687,500 shares shall be cancelled if the last sale price of the Common Stock does not equal or exceed $12.00 per share for any 20 trading days within any 30-trading day period prior to the fifth anniversary of the Closing, and (ii) 50% of 1,687,500 shares shall be cancelled if the last sale price of the Common Stock does not equal or exceed $15.00 per share for any 20 trading days within any 30-trading day period prior to the fifth anniversary of the Closing. In accordance with ASC 815-40, the Escrow Shares were indexed to the Common Stock and were classified as equity.